UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 14, 2023

DISRUPTIVE ACQUISITION CORPORATION I

(Exact Name of Registrant as Specified in Its Charter)

Cayman Islands	001-40279	N/A
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11501 Rock Rose Avenue, Suite 200 Austin, Texas	78758
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (424) 205-6858

N/A
(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per share	DISA	The Nasdaq Stock Market LLC
Redeemable warrants, each one whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	DISAW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	DISAU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the

Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On February 14, 2023, shareholders of Disruptive Acquisition Corporation I (the “Company”) at an extraordinary general meeting of shareholders of the Company (the “Extraordinary General Meeting”) approved an amendment (the “Trust Amendment”) to that certain investment management trust agreement, dated as of March 26, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, a New York limited purpose trust company, as trustee (“Continental”), to change the date on which Continental must commence liquidation of the trust account established in connection with the Company’s initial public offering (the “Trust Account”) from the earlier of the Company’s completion of a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (an “initial business combination”) and March 26, 2023 to the earliest of (i) the Company’s completion of an initial business combination, (ii) March 26, 2024 (the “Extended Date”) and (iii) such earlier date as shall be determined by the Company’s board of directors and publicly announced by the Company (the “Amended Termination Date”).

The foregoing description is qualified in its entirety by the full text of the Trust Amendment, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Within 12 days of the Extraordinary General Meeting, the Company will file with the Registrar of Companies of the Cayman Islands an amendment (the “Extension Amendment”) to the Company’s amended and restated memorandum and articles of association to extend the date that the Company has to consummate an initial business combination from March 26, 2023 to the Extended Date or the Amended Termination Date. The Company’s shareholders approved the Extension Amendment at the Extraordinary General Meeting.

The foregoing description is qualified in its entirety by the full text of the Extension Amendment, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Extraordinary General Meeting, holders of 27,173,753 of the Company’s ordinary shares were present in person or represented by proxy, which represented approximately 79.05% of the ordinary shares issued and outstanding and entitled to vote as of the record date of January 3, 2023.

At the Extraordinary General Meeting, the Company’s shareholders approved the following items: (i) a proposal to approve the Extension Amendment (such proposal, the “Extension Amendment Proposal”); (ii) a proposal to approve the Trust Amendment (such proposal, the “Trust Amendment Proposal”); (iii) a proposal to ratify the selection by the Company’s audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (such proposal, the “Auditor Ratification Proposal”) and (iv) a proposal to reappoint Karen L. Finerman as a Class 1 director, with such director to serve until the third annual general meeting following the Extraordinary General Meeting and until her successor is appointed and qualified (such proposal, the “Director Election Proposal”). Accordingly, the Adjournment Proposal (as such term is defined in the definitive proxy statement related to the Extraordinary General Meeting filed by the Company with the Securities and Exchange Commission (the “SEC”) on January 13, 2023) was not presented to the Company’s shareholders.

Set forth below are the final voting results for each of the proposals presented at the Extraordinary General Meeting:

Approval of Proposal 1 – Extension Amendment Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,681,032	3,266,988	0	1,225,733

Approval of Proposal 2 – Trust Amendment Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,681,008	3,266,988	24	1,225,733

Approval of Proposal 3 – Auditor Ratification Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,841,061	332,668	24	N/A

Approval of Proposal 4 – Director Appointment Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,875,000	0	0	0

Item 8.01 Other events

In connection with the shareholders’ vote at the Extraordinary General Meeting, the holders of 25,790,900 ordinary shares of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.19 per share, for an aggregate redemption amount of approximately $262,823,829.46.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Company’s ability to complete an initial business combination within the required time period or, and other risks and uncertainties indicated from time to time in filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors” and other documents the Company has filed, or will file, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits.

Exhibit Number	Description
3.1	Amendment, dated as of February 14, 2023, to the Amended and Restated Memorandum and Articles of Association of Disruptive Acquisition Corporation I.
10.1	Amendment to the Investment Management Trust Agreement, dated as of February 14, 2023, between Disruptive Acquisition Corporation I and Continental Stock Transfer & Trust Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2023

DISRUPTIVE ACQUISITION CORPORATION I

By:	/s/ Phillip C. Caputo
	Name:	Phillip C. Caputo
	Title:	Chief Financial Officer